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                        Consent of Independent Accountants

We hereby consent to the reference to our firm under the caption "Experts" in the Statement of Additional Information and to the use of our report dated February 17, 2000 on the financial statements of Fortis Benefits Insurance Company and our report dated March 29, 2000 on the financial statements of Fortis Benefits Insurance Company Variable Account D, incorporated by reference, in Post-Effective Amendment No. 9 to the registration statement (Form N-4 No. 33-63935) and related Prospectus and Statement of Additional Information of Fortis Benefits Insurance Company for the registration of flexible premium deferred combination variable and fixed annuity contracts.

                                                     /s/  Ernst & Young LLP

Minneapolis, Minnesota
October 26, 2001